UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 6, 2005
                                (Date of Report)


                           NORTH SHORE CAPITAL IV INC.
             (Exact name of registrant as specified in its charter)


          COLORADO                   000-30383                  54-1964054
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                              2208 PERSHING AVENUE
                           SHEBOYGAN, WISCONSIN 53083
                    (Address of principal executive offices)


                                  920-207-7772
              (Registrant's telephone number, including area code)


                            203 YOAKUM PARKWAY # 916
                           ALEXANDRIA, VIRGINIA 22304
         (Former name or former address, if changed since last report.)

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This Report on Form 8-K being filed by North Shore  Capital IV Inc.,  a Colorado corporation (the "Registrant") relates to the Registrant's change of independent public accountants.

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Termination of previous independent public accountants:

         (1) On March 15, 2005, the Registrant's Board of Directors dismissed and terminated the engagement of Dennis W. Bersch as its auditor.

         (2) Dennis W. Bersch submitted audit reports on the Registrant's financial statements for the year ended December 31, 2003 and for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 without registering with the Public Company Accounting Oversight Board (PCAOB), as required by
Section 102 of the Sarbanes-Oxley Act of 2002. The submitted audit reports did not contain any adverse opinions, disclaimers of opinions or other modifications or qualifications. Dennis W. Bersch did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-K.

         (3) The decision to change accountants was recommended and approved by the Board of Directors of the Registrant.

         (4) During the fiscal years ended December 31, 2003 and 2004 and the period from January 1, 2005 through the date of dismissal and termination of the engagement of Dennis W. Bersch, there were no disagreements with Dennis W. Bersch on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dennis W. Bersch, would have caused Dennis W. Bersch to make reference thereto in, or in connection with, his reports on financial statements for the years or such interim period.

         (5) Dennis W. Bersch has furnished Registrant with a letter addressed to the Commission stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)      Appointment of Independent Auditors

         (1) On March 15, 2005 the Registrant's Board of Directors ratified the engagement of R.E. Bassie & Co., as its auditors. The decision to retain this accountant was approved by the Board of Directors of Registrant. The Registrant authorized Dennis W. Bersch to fully respond to any and all inquiries of R.E. Bassie & Co., concerning the finances and previously performed audits of Registrant.

         (2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging R.E. Bassie & Co., neither the Registrant (nor someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter.

         (3) The Registrant allowed R.E. Bassie & Co. to review this Form 8-K before it was filed with the Commission. R.E. Bassie & Co. has not furnished the Registrant with a clarification or disagreement with the information set forth herein.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a)   None.

              (b)   None.

              (c)   Exhibits.

              Exhibit 16.1   Letter  from  Dennis W. Bersch  dated  May 31, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 6, 2005


                                    NORTH SHORE CAPITAL IV INC.


                                      /s/ Gerard Werner
                                    --------------------------------------------
                                    Name: Gerard Werner
                                    Title: President and Chief Executive Officer